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                                                                 EXHIBIT 10.09

                             EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made in Pittsburgh, Pennsylvania as of

                         . This Agreement is between FEDERATED
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SECURITIES CORP., a Pennsylvania corporation and its direct and indirect parents, subsidiaries and affiliates ("FSC") and James Getz, who is referred to as "Representative."

     The mutual covenants and representations that are stated after this and other good and valuable consideration are the consideration for this Agreement. The parties to the Agreement intend to be legally bound by it and agree as follows:

     1. EMPLOYMENT--DUTIES. FSC employs Representative as a
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sales representative to sell and distribute investment company shares ("Fund
Shares") and other products and services that FSC may sell from time to time. Representative acknowledges that in said position he is considered to be part of the professional, management and executive staff of FSC. As a member of such professional, management and executive staff, Representative's duties include the execution of management policy. Representative promises to vigorously pursue his responsibilities in the territories that are assigned to him by FSC. FSC may in its sole discretion change the territories assigned to Representative.

     During Representative's employment under this Agreement, Representative promises to devote his entire working time, attention and energies to performing his duties under this Agreement. He will perform all duties customarily performed by sales representatives employed by FSC and all other duties which may be assigned to him from time to time by FSC. Representative promises not to be employed by, or render services for remuneration to, any other person or business or to engage in or be affiliated with any other commercial activities or pursuits whatsoever, directly or indirectly, in any fashion during the term of this Agreement, without FSC's prior express written consent. Representative understands that telephone lines used by FSC may be monitored and/or recorded and consents to the same.

     2. SALARY & BENEFITS. Salary: During Representative's
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employment under this Agreement, Representative will receive a base semi--
monthly salary of $7083.33. less required or authorized withholdings.
The amount of base salary may be adjusted from time to time. Further, FSC may provide a variable salary component, which would be determined from year to year, in FSC's discretion. During such period, Representative is eligible for vacation, sick leave, life, medical, dental and disability insurance and to participate in the profit-sharing plan on the same terms and subject to the same

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conditions as such benefits are made available to other full-time
Representatives of FSC. Further, Representative will receive a lump sum of $350,000 on, on or about December 15,1993.

     3. EXPENSES. Representative is solely responsible for paying
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business expenses that he incurs. However, FSC will reimburse Representative for reasonable travel, entertainment and other business expenses in accordance with FSC's practices. Representative promises to utilize these reimbursements to promptly pay for all such expenses. If this Agreement is terminated by either party pursuant to Paragraph No. 4 below, Representative authorizes FSC to withhold any salary and expense reimbursements owed to him until such time as he (1) repays outstanding cash advances, (2) returns company sponsored credit card(s), car, dictating machines, telephone answering equipment, typewriters, business documents, sales reports and any other items which have been provided for his use by FSC while employed by FSC, and (3) pays off any expenses incurred by use of such items.

     4. TERM. Representative's employment under this Agreement is
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effective on the date it is signed, and continues until Representative or FSC terminates such employment as set forth below:

           (a) Representative may terminate Representative's employment under this Agreement for any reason by providing FSC with at least thirty (30) days written notice thereof or such lesser period as is determined acceptable by FSC, upon Representative notifying FSC of such termination;

           (b) FSC may terminate Representative's employment under this Agreement for any reason by providing Representative with at least thirty
(30) days written notice of its intention to terminate it or pay in lieu of notice;

           (c) FSC may terminate this Agreement immediately in any situation where Representative has engaged in conduct which constitutes a breach of his duties to FSC or violations of the standards of conduct which FSC expects of its Representatives, including, but not limited to, i) a breach of the covenants and representations contained in this Agreement; ii) a violation of any applicable rule or regulation of the Securities and Exchange Commission ("SEC"), the National Association of Securities Dealers, Inc. ("NASD"), or any other regulatory agency having jurisdiction over the activities of FSC and/or Representative; iii) willful misconduct or neglect of employment duties or failure to act with respect to those duties; or iv) conduct which may result in material damage to the professional reputation or capabilities of FSC;


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           (d) Representative's employment under the Agreement will
terminate immediately upon the death of Representative.

     In the event that Representative provides FSC with a notice period that is lesser than thirty (30) days, and FSC determines that it will terminate Representative prior to the expiration of such notice period, FSC shall make payment only to the extent of the notice period provided by Representative.
FSC may offset notice or payment in lieu of notice, against any severance pay benefits to which Representative may be entitled, if any. It is FSC's intent that its various Representative benefits be coordinated and FSC may in its sole discretion interpret or offset benefits under its various plans or other discretionary payments to achieve that intent.

     5. CONFIDENCE. The parties agree that it is of great importance to
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the success of FSC that information regarding the business or business plans of
FSC acquired by Representative prior or subsequent to the execution of this Agreement including, but not limited to, trade secrets, business secrets, technical secrets, methodologies, know-how and other information not generally known to the public and any and all tangible embodiments thereof including, but not limited to, drawings, computer software, computer hardware, designs, specifications, estimates, blueprints, plans, data, reports, processes, models, memoranda, notebooks, notes, sketches, artwork, mock-ups, letters, manuals, documents, customer lists and other business information, photographs, motion pictures, and copies of all or portions thereof, which in any way are related to the business or business plans of FSC ("Confidential Information") be treated with great care and that improper disclosure or use be prevented. Representative, during his employment with FSC and after termination of such employment (whatever the reason), shall maintain secret and shall not, directly or indirectly, disclose, use or permit the disclosure or use of any Confidential Information received, acquired or obtained during his employment by FSC (whether or not Representative was the creator or originator thereof), unless such disclosure or use is reasonably necessary to fulfillment of his employment duties to FSC or unless such disclosure or use is consented to in advance in writing by FSC. It is understood by Representative that FSC may receive under obligations of secrecy Confidential Information belonging to customers or other third parties and that Representative shall treat such information with care in accordance with this Section 5.

     6. DISCLOSURE. Representative shall promptly disclose to FSC any
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and all intellectual property, discoveries, inventions, technological innovations, improvements and copyrightable works including, but not limited to, computer software and computer hardware, whether patentable or not (whether it be a machine, process, apparatus, article, composition, design, writing or other thing), conceived or made by Representative, solely or jointly, during the

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period of his employment within FSC, whether or not conceived or made during working hours, relating in any manner to the business, business plans, or investigations of FSC. All such discoveries, inventions, technological innovations, improvements and copyrightable works shall be the exclusive property of FSC with respect to any and all countries and Representative shall assign and hereby does assign all worldwide right, title and interest thereto to FSC. To the extent to which work performed under this Agreement is eligible to be deemed "work for hire" for purposes of the United States Copyright laws, the parties intend for it to be a work for hire.

     7. ASSIGNMENT OF INVENTIONS. At the request and expense of
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FSC, Representative, both during his employment by FSC and thereafter, shall perform all lawful acts and execute, acknowledge and deliver all such instruments deemed necessary or desirable by FSC to vest or maintain in FSC all right, title and interest in and to such discoveries, inventions, technological innovations, improvements and copyrightable works recited in Section 6 hereof, and to enable FSC to prepare, file and prosecute applications for patents and copyrights thereon in any and all countries selected by FSC, including renewals and reissues thereof and to obtain and record sole and exclusive title to such applications, patents and copyrights for any and all said countries.

     If requested to do so by FSC, and in any event promptly upon the termination of Representative's employment within FSC, Representative shall deliver to FSC any and all tangible embodiments (regardless of form) of Confidential Information and any and all tangible embodiments of materials relating to any discoveries, inventions, technological innovations, improvements or copyrightable works which Representative is required to disclose by Section 6. or maintain secret under Section 5. hereof, then in Representative's possession or subject to Representative's control and Representative shall retain no copies, excerpts or portions thereof or any derivations therefrom.

     8. KNOWLEDGE AND COMPLIANCE. Representative hereby
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represents that he has studied and is thoroughly familiar with the provisions of all applicable Federal, state and municipal laws and the rules and regulations of the SEC, NASD, and state insurance departments, that he will continue to remain familiar with such provisions, and that he will comply with them.
Further, he promises to make all solicitations and sales, and use his best efforts to cause all other personnel which may be supervised by him to make all solicitations and sales, in strict accordance with them. Representative also represents that he will diligently study for and obtain all required licenses or registrations, which may change from time to time, and will remain in good standing to maintain the same (e.g., S-6 (Investment Company and Variable


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Contracts Products Representative), S-7 (Full Registration/General Securities
Representative), and S-62 (Uniform Securities Agent State Law Examination)).


     9. ADDITIONAL COVENANTS. Representative hereby covenants
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to FSC as follows:

        (a) During the period of Representative's employment by FSC and thereafter until that date is 300 days after the last date for which compensation (including any pay beyond the last day actively worked, if any) is received from FSC, Representative will not, for himself, as an agent or employee, or on behalf of any person, association, partnership or corporation, directly or indirectly engage in the sale of any securities or other products or services which may compete with the mutual fund shares or other products and services offered by FSC within any territory to which he has been assigned at any time during the two (2) year period prior to termination of Representative's employment.

        (b) During the period of Representative's employment by FSC and thereafter until that date is 300 days after the last date for which compensation (including any pay beyond the last day actively worked, if any) is received from FSC, Representative will not, for himself, as an agent or employee, or on behalf of any person, association, partnership or corporation, directly or indirectly solicit or attempt to attain business from any of FSC's customers whom Representative called, upon whom Representative called, with whom Representative became acquainted or of whom Representative learned during his course of employment by FSC, or indirectly aid or assist anyone else in the solicitation of business or employment from such customers. This prohibition extends to solicitations intended to effect the purchase or sale of securities or other products or services which may compete with the mutual fund shares or other products or services offered by FSC.

        (c) During the period of Representative's employment by FSC and thereafter, Representative will not at any time directly or indirectly solicit, or provide names or information to others to aid in their solicitation of, any employees, agents or contractors of FSC, to terminate their employment or contractual relationships with FSC.

     10. INJUNCTIVE RELIEF. Representative acknowledges that the
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provisions of Paragraphs 5. and 9. are reasonable and necessary for the protection of FSC and that FSC will be irrevocably damaged if such covenants are not specifically enforced. Accordingly, Representative agrees that, in addition to any other relief or remedies available to FSC, FSC shall be entitled to seek and obtain an appropriate injunction or other equitable remedy from any court of competent jurisdiction for the purposes of restraining


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Representative from any actual or threatened breach of such covenants, and no bond or securities will be required in connection therewith. Further, if Representative breaches the covenant not to compete set forth in Paragraph 9. hereof, and FSC proves Representative's breach in court and/or FSC is awarded a permanent or temporary injunction against Representative's continuing breach, the parties agree that such covenant not to compete shall continue for one (1) year after the date of the award or finding of breach.

        11. SEVERABILITY. If any term, provision or paragraph of this
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Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable for any reason, such determination shall not affect the remaining terms, provisions or paragraphs of this Agreement which shall continue to be given full force and effect. If any term, provision or paragraph of this Agreement is determined by a court of competent jurisdiction to be unenforceable because of the duration thereof, the geographical area included therein or the scope of the prohibited work, the parties hereby expressly agree that the court making such determination shall have the power to reduce the duration and/or restrict the geographical area of such term, provision or paragraph and/or reduce the scope of prohibited word and/or delete such specific words or phrases which the court shall deem necessary to permit enforcement of such term, provision or paragraph in restricted form. Should any court of competent jurisdiction find any term, provision or paragraph of this Agreement invalid or unenforceable, or enforceable only in restricted form, then any such finding shall apply only to the jurisdiction of such Court and shall not serve to alter or amend this Agreement or any other jurisdiction.

        12. WAIVER OF BREACH. The waiver by FSC of a breach by
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Representative of any provision or covenant of this Agreement shall not operate or be construed as a waiver of any subsequent breach by Representative of the same or a different provision.

        13. SELECTIVE ENFORCEMENT. Selective enforcement of this
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Agreement against some representatives and not others shall in no way be construed as affecting the enforceability of this Agreement with Representative, or be construed in any way against FSC.

        14. ENTIRE AGREEMENT. This Employment Agreement cancels
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and supersedes all prior oral or written employment agreements, if any, between FSC and Representative. No subsequent amendment, alteration, change or addition to this Employment Agreement shall be binding upon FSC or Representative unless reduced in writing and signed by both parties hereto.

        15. CHOICE OF LAW. All questions concerning the execution of this
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Agreement and the rights and liabilities of the parties hereunder shall be


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decided in accordance with the internal laws of the Commonwealth of
Pennsylvania, without giving effect to the principles of conflicts of law.

        16. VENUE. The parties mutually agree that venue for any dispute or
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litigation shall be in the courts of Allegheny County or the Western District of
Pennsylvania.

WITNESS the due execution hereof the day and year first above written.

                                            FEDERATED SECURITIES CORP.


                                            /s/ Edward C. Gonzales
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                                                Edward C. Gonzales
                                                Executive Vice President
                                            Date:
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[SIGNATURE ILLEGIBLE]


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Representative

Date:        12/22/93
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Witness:

             Rhonda Opfer
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Date:          12/22/93
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                                                                December 1, 1996